SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 9, 2004
Date of Report (Date of Earliest Event Reported)

RAVEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission File: 0-3136

South Dakota (State of incorporation)	46-0246171 (IRS Employer Identification No.)

205 East 6th Street
P.O. Box 5107
Sioux Falls, SD 57117-5107
(Address of principal executive offices)

(605) 336-2750
(Registrant’s telephone number including area code)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition

     Incorporated by reference is a press release issued by the Registrant on March 9, 2004 regarding earnings for both the fourth quarter and full year for fiscal year 2004, attached as Exhibit 99. The information filed in this current report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by Raven Industries, Inc. as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

Exhibit

99	Raven Industries, Inc. press release dated March 9, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Raven Industries, Inc.
/s/ Thomas Iacarella
Thomas Iacarella
Vice President and Chief Financial Officer

Date: March 9, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99	Raven Industries, Inc. press release dated March 9, 2004

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